UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 16, 2006

EGL, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

000-27288 76-0094895
(Commission File Number) (IRS Employer Identification No.)

15350 Vickery Drive, Houston, Texas 77032
(Address of Principal Executive Offices) (Zip Code)

(281) 618-3100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 16, 2006, the Board of Directors (the “Board”) of EGL, Inc., a Texas corporation (the “Company”), approved the Amended and Restated Non-Employee Director Stock Plan (the “Director Plan”).  Amendments to the Director Plan include the ability by Company directors to receive certain director compensation in Company stock, changes to vesting schedules of awards made pursuant to the Director Plan, and an exception to adjustments under the Director Plan if such an adjustment would make the award subject to Section 409A of the Internal Revenue Code.

The above description of the Director Plan is qualified in its entirety by reference to the form of Director Plan filed as an exhibit to this Current Report on Form 8-K

On May 16, 2006, the Company’s Board approved a form of indemnification agreement to be entered into with current and future directors and executive officers of the Company. The form of Indemnification Agreement is attached to this Current Report on Form 8-K as an exhibit, and is incorporated herein by reference.

The Indemnification Agreement generally provides that the Company will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee that is, or is threatened to be made, a party to any civil, criminal or administrative proceeding against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with any such proceeding.  The Indemnification Agreement provides the indemnitee with indemnification rights in connection with third-party proceedings and proceedings brought by or in the right of the Company.  In addition, the Indemnification Agreement provides for the advancement of expenses incurred by the indemnitee in connection with any covered proceeding to the fullest extent permitted by applicable law.  The Indemnification Agreement also provides that if indemnification rights provided for therein are unavailable for any reason, the Company will contribute to the amount of expenses, judgments, fines, penalties and amounts paid or payable by the indemnitee in such proportion as is appropriate to reflect the relative benefits and relative fault of the Company and the indemnitee.

The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, the Company’s Articles of Incorporation (as restated or amended from time to time), the Company’s Bylaws (as restated or amended from time to time), or otherwise.  The Indemnification Agreement will supercede all prior indemnity agreements and other similar agreements entered into by and between the Company and its officers and directors.

The above description of the Indemnification Agreement is qualified in its entirety by reference to the form of Indemnification Agreement filed as an exhibit to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)    Exhibits

99.1

Amended and Restated Non-Employee Director Stock Plan

99.2

Form of EGL, Inc. Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2006

EGL, INC.

By:

   /s/ Dana A. Carabin

Dana A. Carabin

General Counsel

4